--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




         Delaware                       0-692                   46-0172280
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



             125 South Dakota Avenue                   57104
            Sioux Falls, South Dakota               (Zip Code)
    (Address of principal executive offices)

                                 (605) 978-2908
                             (Registrant's telephone
                          number, including area code)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.    Other Events

On April 30, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that Richard R. Hylland resigned as President and Chief Operating Officer of the Company, asserting that there was a fundamental change in his employment. The Company disputes this assertion and will defend any related claims made by Mr. Hylland. The press release is included as Exhibit
99.1 hereto and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1*        Press Release of NorthWestern Corporation dated April 30, 2003
* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NorthWestern Corporation


                          By:   /s/ Eric R. Jacobsen
                               ------------------------------------
                               Eric R. Jacobsen
                               Senior Vice President, General Counsel and
                               Chief Legal Officer

Date:  April 30, 2003

                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1*        Press Release of NorthWestern Corporation dated April 30, 2003
* filed herewith